UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

7 Bryant Park,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

7 Bryant Park,

New York, NY 10018

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Reports to Shareholders.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

We are pleased to provide the Semi-Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2017.

Politics and Central Banks continued to dominate the global financial markets during the reporting period. The results of the French and Dutch Presidential elections were generally cheered by investors and aided in the momentum of most major indices toward achieving all-time highs. Meanwhile, the US Federal Reserve stated its intentions to unwind part of its $4.5 trillion balance sheet this year and continue to move interest rates higher. This had a noticeable impact on the dollar versus other major currencies, including the Swiss franc, with asset class performance significantly influenced by local currency values.

In terms of asset class performance, growth-oriented stocks have performed very well year to date, and emerging markets and non-US equities have outpaced their US counterparts. Large-cap stocks have continued to outperform smaller-cap stocks across most markets, and fixed income generally achieved modest returns amid concerns over rising rates and low prevailing yields.

Our detailed comments regarding the Swiss economy follow in our Management Discussion and Analysis. We also encourage you to visit www.swzfund.com for daily price and performance information, Fund documents and investment updates.

Sincerely,

Mark A. Hemenetz, CFA

President

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2017)

For the six-month period ended June 30, 2017, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased by 19.38% in US dollars (“USD”). For the same period, the Fund’s share price increased by 24.39% in USD, as the discount at which the Fund’s shares traded narrowed. This compares with an increase of 19.82% in the Swiss Performance Index (the “Index” or “SPI”) as measured in USD.

Economic environment during the period under review

Global economic review

Global markets performed well during the first half of calendar year 2017. Contrary to the previous three years, when economic growth forecasts were corrected downwards each spring, there have been no material disappointments so far. The United States (“US”) was one of a few major countries that fell slightly behind growth expectations in terms of reported economic growth for the first half of 2017. And, while full year GDP growth forecasts have been slightly decreased for the US, they have increased for the Eurozone and Japan. In addition, labor market statistics for the major economies suggest a trend towards lower unemployment rates.

Swiss economic review

During the first half of 2017, Switzerland experienced a similar fate as the US, with GDP growth disappointing due to a muted 0.1% quarterly growth rate for private consumption. The public sector expanded slightly, while capital expenditure and net exports rebounded strongly. Generally, the industrial sector performed much stronger than the service sector. The GDP deflator rose above zero after having been in negative territory for several quarters and for the calendar years 2015 and 2016 overall. The Federal Government’s Expert Group that publishes forecasts for Switzerland’s economic development on a quarterly basis moderately revised expectations for 2017 GDP growth downwards to 1.4% from 1.6%. Forecasts for 2018 were left unchanged at 1.9%. The labor market remains rather stable: since mid-2013, the seasonally adjusted rate of unemployment has been either 3.2% or 3.3%. In April 2017, it dropped back to 3.2% and projections are for a minor decline of 0.1% in 2018.

Market environment during the period under review

Global equity markets advanced in the first half of 2017; the MSCI World Index returned 11.0% in USD, or 9.1% in local currencies. A strong corporate earnings season supported gains. US equities, as measured by the advance of the S&P 500 Index, gained 9.3% despite some mixed economic data and amid political

THE SWISS HELVETIA FUND, INC.

uncertainty over the ability of the US administration to push through its expansive fiscal policies. The US Federal Reserve (“Fed”) looked through disappointing inflation readings and further tightened monetary policy. European equities in the MSCI Europe Index gained 15.9% in USD, or 5.8% in local currencies, enjoying a strong advance after the French presidential election, which many interpreted as a reduction of political risk. European equities were also supported by positive economic data and improved corporate earnings. Gains were capped towards the end of the period by worries that the European Central Bank could start to tighten monetary policy. However, the ensuing rise of the euro helped European equities to maintain gains measured in USD.

While the outperformance of European equities against US stocks was due in large part to currency measurements, Swiss equities, as measured by the Index, also performed better when measured in local currency (such that, returns were 12.97% in Swiss francs versus 19.82% in

USD). All Swiss equity sectors enjoyed positive returns. The table below shows the contributions of each sector to the Index during the reporting period. The largest sector, health care, had the greatest impact, followed by the second largest sector, food & beverage. Within that sector, Nestlé performed particularly well. The company had seen a slowing rate of sales growth recently, which was criticized in an open letter by Third Point LLC, a hedge fund that has targeted several other international companies. Nestlé shares subsequently advanced, bringing total return for the first half year to 24.9% in USD. The advance might also be due to the fact that the new CEO is the company’s first outside appointment in the role and, therefore, a potential catalyst for positive change. Nestlé was not the only stock that experienced a good first half; of the twenty-member large cap Swiss Market Index, all had positive returns in USD. Swiss small- and mid-cap stocks as a group did even better than the overall market, having returned 25.3% in USD for the first six months of the year.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of June 30, 2017. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of 19.38% to that of the Index’s return of 19.82%, there was a positive impact from stock selection within listed securities,

which more than offset a drag from a moderate cash position, a small write-down in the Fund’s private equity portfolio and costs incurred by the Fund during the period.

THE SWISS HELVETIA FUND, INC.

When looking at the Fund’s listed stocks, performance benefited in relative USD terms, among others, from its holdings in Logitech, Belimo, Cembra Money Bank, Sonova and VAT. Furthermore, it was positive for relative performance that the Fund had either no position or an underweight in Swiss Re, Zurich Insurance, LafargeHolcim, and Novartis.

Among the Fund’s larger positions, two stocks contributed negatively to relative performance: Lindt & Sprüngli, an overweight position that rose slightly less than the Index, and Nestlé, which rose moderately more than the Index but where, despite being a large position, the Fund holds an underweight. Other negative contributions to relative performance came from holdings in Kuros, Implenia, VZ Holding, Burckhardt, and Airopack, as well as from stocks that the Fund did not hold, but which rose considerably more than benchmark, such as ams, Sika, Partners Group and Straumann.

Overall, the Fund’s private equity holdings contributed negatively to relative performance. There were some minor reductions in the carrying fair values in absolute terms to a few of the Fund’s private equity holdings and the effect of these reductions was more pronounced when compared to the strong increase of the Index. Since Schroders took over as the Fund’s investment adviser in July 2014, exposure to the Fund’s private equity investments has been significantly reduced such that, as of the end of the reporting period, the overall weight represented approximately 2% of the Fund’s NAV.

Portfolio changes

The Fund’s portfolio turnover, as a percentage of its total net assets, was lower than its typical turnover ratio but in line with the level of activity since Schroders took over management of the Fund in July 2014. In total there were 8 purchases and 18 sales of listed equities on a net basis during the first six months of 2017. As of June 30, 2017, there are 38 listed companies held by the Fund, five direct private equity investments, and one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Aryzta

Baloise

Galenica Santé

Additions to Existing Investments

Richemont

Swatch

UBS

Credit Suisse

Kuros

Positions Entirely Disposed of

Actelion

Basilea

Syngenta

Reductions in Existing Investments

Belimo

Bucher Industries

Burckhardt Compression

Cembra Money Bank

GAM Holding

Implenia

Julius Baer

Lindt & Sprüngli

Logitech

Lonza

Nestlé

Oerlikon

Sonova

Sunrise

Swiss Re

We bought a new position in Baloise, a medium-sized insurance company. While the Swiss core business is highly profitable, we believe that the company’s German operations offer potential for improvement, which is being addressed with several initiatives. We also believe that the company’s solvency ratios are very solid, which should allow for a sustainable and progressive dividend policy as well as share buy-backs.

In Q2 2017, we participated in the IPO of Galenica Santé, a drug wholesale and retail company focused on Switzerland. We feel the company benefits from a leading position in its market, a strong balance sheet and resilient profit margins, which should allow for a sustainable, attractive dividend.

We bought a new position in Aryzta following an announcement that the company’s executive management would be stepping down. Furthermore, it was announced that the company will review its holding in Piccard and that Aryzta will start focusing on cash flows. We welcomed these changes by the new chairman; in our opinion, Aryzta is an attractive asset that could perform better under new management.

We further added to existing investments in Richemont and Swatch, as Swiss watch exports show signs of improvement and we believe that the two companies are still relatively cheap compared to their historic averages. The Fund increased its position in UBS as we view the bank to be well positioned in the attractive markets of

THE SWISS HELVETIA FUND, INC.

wealth management. We think the balance sheet is strong, and after having dealt with legacy issues, the focus should return to its strong dividend capacity.

We exercised our rights in capital increases of Credit Suisse and Kuros to limit dilution.

Actelion and Syngenta were taken over during the first half of 2017. The Fund sold these positions to fund a significant part of the liquidity required for the Fund’s April 2017 tender offer. In addition, several of the reductions listed above were carried out to rebalance the Fund’s portfolio in light of the Fund’s reduced assets after the April 2017 tender offer.

Outlook and Investment View

The first half of 2017 was quite positive for equity investors. Since the late stages of the US presidential election campaign, markets have embarked on a “reflation trade.” President Trump’s promises of tax cuts, infrastructure spending and deregulation drove equity prices and interest rates higher. However, the decline in 10-year US bond yields since mid-March suggests that investors have lost some faith in the President’s ability to deliver timely reforms, notably on health care and the budget.

Volatility remains very low despite political uncertainty and the Fed’s tightening policy. One explanation might be that liquidity is abundant and that the flow of central bank money has put a floor under prices. The Chicago Board Options Exchange Volatility Index could be regarded as a “fear gauge” and tends to be low in rising markets and spikes up during market declines. The obvious question from the chart below is whether investors are becoming complacent.

THE SWISS HELVETIA FUND, INC.

Chart 1: Fed tightens, but volatility falls

Source: Thomson Datastream, Schroder Economics Group, June 24, 2017

Some observers argue that volatility is low because investors are now comfortable with the three primary factors that have driven volatility in recent years, specifically the Fed’s tightening monetary policy, China’s currency policy, and concerns over oil prices. We would add that the current low level of volatility also owes to favorable political outcomes in Europe where the swing towards populism suffered a significant setback in France. That said, in the 1990s, the US economy also experienced less volatility only to be derailed twice in the decade thereafter. Therefore, we are sceptical that the “goldilocks” period will last forever.

The next shock may not be driven by the Fed, oil or China. It could be due to geopolitics or have another origin altogether. Does it mean that the end to this bull market is near? We do not think so. Central banks, despite “tapering”, are still injecting large sums into asset markets, and their balance sheets are expected to continue to grow.

THE SWISS HELVETIA FUND, INC.

Chart 2: Global liquidity to continue to rise

Source: Thomson Datastream, Schroders Economics Group, June 26, 2017

If a period of slow economic growth were to occur or if markets were to experience a significant decline, we believe that central banks and authorities in general would likely run to the rescue.

We think that there is still a long path for central bank policies to normalize, be it with or without periodic interruptions due to a weak market or a weak economy.

In an environment of synchronized global growth, companies that have a strong global base with internationally diversified revenues should do well. Swiss-listed companies are estimated to generate about 85% of reveneues from outside Switzerland, with broad diversification across North America, Europe and the rest of the world. There are several examples of industry leaders among Swiss stocks. We regard this as a key reason for the strong historic Swiss equity market performance and a factor that should make Swiss stocks attractive going forward.

From a bottom-up perspective, we see confirming signals. After a period of approximately three years with broadly stagnant Swiss earnings, profits in 2017 are expected to start growing considerably. Expectations at the beginning of 2017 have even proven to be on the conservative side – an atypical

THE SWISS HELVETIA FUND, INC.

pattern and unusual in light of recent analysts’ overconfidence in some markets. We believe that opportunites for the Fund and its current holdings remain strong; in the course of the first half 2017, we saw several upwards revisions and we expect to receive confirmations for these revisions during the upcoming reporting season.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 96.95%

Banks — 12.43%

73,100	Cembra Money Bank AG1	$6,923,375	1.96%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,390,905)

689,526	Credit Suisse Group AG1	9,979,460	2.83%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $8,819,654)

97,000	Julius Baer Group Ltd.[1]	5,110,061	1.45%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $4,298,928)

1,057,000	UBS Group AG1,4	17,924,795	5.09%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $16,046,126)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

33,749	Valiant Holding AG	$3,887,135	1.10%
	Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $3,430,305)

		43,824,826	12.43%

Biotechnology — 1.43%

116,450	Kuros Biosciences AG1	1,599,037	0.45%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,156,053)

6,000	Lonza Group AG1	1,298,804	0.37%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $390,238)

3,029	NovImmune SA1,2	2,144,481	0.61%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,042,322	1.43%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials — 5.67%

2,600	Belimo Holding AG	$11,218,295	3.18%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,053,963)

2,000	Forbo Holding AG	3,280,948	0.93%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,300,431)

73,000	Implenia AG	5,473,189	1.56%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $4,024,801)

		19,972,432	5.67%

Financial Services — 2.51%

219,254	GAM Holding AG1	2,942,008	0.83%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — (continued)

18,400	VZ Holding AG	$5,913,016	1.68%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $3,583,348)

		8,855,024	2.51%

Food & Beverage — 19.18%

130,700	Aryzta AG1	4,303,212	1.22%
Produces and retails specialty bakery products. The company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.
	(Cost $4,306,186)

175	Chocoladefabriken Lindt & Spruengli AG	12,216,102	3.47%
	Major manufacturer of premium Swiss chocolates. (Cost $2,269,766)

586,000	Nestle SA	51,064,272	14.49%
	One of the world’s largest food and beverage processing companies. (Cost $13,364,868)

		67,583,586	19.18%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — 7.10%

32,200	Adecco Group AG	$2,451,189	0.70%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

3,005	Bucher Industries AG	946,858	0.27%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $751,002)

22,000	Burckhardt Compression Holding AG	6,317,548	1.79%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $6,135,767)

54,006	DKSH Holding AG	4,390,296	1.25%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

45,000	Feintool International Holding AG1	$5,596,513	1.59%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,292)

156,800	OC Oerlikon Corp. AG1	2,063,050	0.58%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $1,427,893)

28,500	SFS Group AG1	3,237,926	0.92%
Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		25,003,380	7.10%

See Notes to Financial Statements.

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Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Insurance — 4.47%

12,600	Baloise Holding AG	$1,949,898	0.55%
Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.
	(Cost $1,756,085)

5,500	Helvetia Holding AG	3,150,159	0.89%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

24,500	Swiss Life Holding AG1	8,278,808	2.35%
	Provides life insurance and institutional investment management. (Cost $5,607,319)

26,000	Swiss Re AG	2,379,679	0.68%
Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance.
	(Cost $2,221,228)

		15,758,544	4.47%

No. of Shares	Security	Fair Value	Percent of Net Assets

Machinery — 1.00%

28,293	VAT Group AG1	$3,521,668	1.00%
Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.
	(Cost $1,348,639)

		3,521,668	1.00%

Medical Equipment — 4.78%

50,000	Sonova Holding AG	8,129,275	2.30%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $7,653,027)

3,731	Spineart SA1,2	1,012,959	0.29%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

41,000	Tecan Group AG	7,719,208	2.19%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		16,861,442	4.78%

See Notes to Financial Statements.

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Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Personal & Household Goods — 6.09%

156,000	Cie Financiere Richemont SA	$12,869,002	3.65%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $10,539,089)

117,500	Swatch Group AG	8,594,868	2.44%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $10,114,585)

		21,463,870	6.09%

Pharmaceuticals — 25.18%[3]

580,000	Novartis AG	48,330,810	13.71%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

No. of Shares	Security	Fair Value	Percent of Net Assets

Pharmaceuticals — (continued)

158,500	Roche Holding AG	$40,417,376	11.47%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $10,459,225)

		88,748,186	25.18%

Retail — 1.56%

12,500	Dufry AG1	2,050,593	0.58%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,570,314)

73,307	Galenica AG1	3,444,698	0.98%
	Retails pharmaceutical products. The company offers health, beauty, and related products and services. It serves customers in Switzerland. (Cost $3,142,963)

		5,495,291	1.56%

See Notes to Financial Statements.

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Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Technology — 3.37%

170,000	Airopack Technology Group AG1	$1,952,697	0.55%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

270,000	Logitech International SA	9,938,391	2.82%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $3,532,410)

		11,891,088	3.37%

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Telecommunications — 2.18%

97,800	Sunrise Communications Group AG1	$7,695,118	2.18%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $6,878,300)

		7,695,118	2.18%

	Total Common Stock (Cost $186,969,745)	341,716,777	96.95%

Preferred Stock — 0.75%

Biotechnology — 0.68%

8,400	Ixodes AG, Series B1,2,5	145,519	0.04%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	2,238,642	0.64%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,384,161	0.68%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — (continued)

Industrial Goods & Services — 0.05%

500,863	SelFrag AG Class A1,2	$193,515	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		193,515	0.05%

Medical Equipment — 0.02%

83,611	EyeSense AG, Series A Preferred[1,2]	71,593	0.02%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		71,593	0.02%

	Total Preferred Stock (Cost $9,253,695)	2,649,269	0.75%

No. of Shares	Security	Fair Value	Percent of Net Assets
Limited Partnership — 0.30%

Biotechnology — 0.30%

	Aravis Biotech II, Limited Partnership[1,2,5] (Cost $2,688,778)	$1,061,256	0.30%

	Total Limited Partnership (Cost $2,688,778)	1,061,256	0.30%

	Total Investments* (Cost $198,912,218)	345,427,302	98.00%

	Other Assets Less Liabilities	7,034,508	2.00%

	Net Assets	$352,461,810	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2017

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $6,867,965 or 1.9% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 13, 2016	$2,688,778
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,116,910

[3]

As of June 30, 2017, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. Due to regulatory restrictions that apply to the Fund’s investments in a particular industry, the Fund will not make any additional investments until such time the percentage of the Fund’s total assets invested in that industry is below 25%.

[4]

As of June 30, 2017, the Fund had more than 5% of its total assets invested in UBS Group AG as a result of the appreciation of the value of its existing investment. Due to regulatory restrictions that apply to the Fund’s investments in issuers engaged in securities related activities, the Fund will not make an additional investment until such time that the percentage of the Fund’s total assets invested in that issuer is below 5%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/16	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 06/30/17
Aravis Biotech II, Limited Partnership	$966,400	$—	$—	$—	$94,856	$—	$1,061,256
Ixodes AG – Preferred Shares B	137,114	—	—	—	8,405	—	145,519

	$1,103,514	$—	$—	$—	$103,261	$—	$1,206,775

*	Cost for Federal income tax purposes is $199,017,463 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$158,098,816
Gross Unrealized Depreciation	(11,688,977)

Net Unrealized Appreciation (Depreciation)	$146,409,839

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	June 30, 2017

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2017
Pharmaceuticals	25.18%
Food & Beverage	19.18%
Banks	12.43%
Industrial Goods & Services	7.15%
Personal & Household Goods	6.09%
Construction & Materials	5.67%
Medical Equipment	4.80%
Insurance	4.47%
Technology	3.37%
Financial Services	2.51%
Biotechnology	2.41%
Telecommunications	2.18%
Retail	1.56%
Machinery	1.00%
Other Assets Less Liabilities	2.00%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2017
Nestle SA	14.49%
Novartis AG	13.71%
Roche Holding AG	11.47%
UBS Group AG	5.09%
Cie Financiere Richemont SA	3.65%
Chocoladefabriken Lindt & Spruengli AG	3.47%
Belimo Holding AG	3.18%
Credit Suisse Group AG	2.83%
Logitech International SA	2.82%
Swatch Group AG (The)	2.44%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $193,971,298)	$344,220,527
Investments in affiliated issuers, at value (cost $4,940,920)	1,206,775

Total Investments, at value (cost $198,912,218)	345,427,302

Cash	762,540
Foreign currency (cost $3,025,443)	3,045,005
Tax reclaims receivable	3,855,814
Prepaid expenses	235,851

Total assets	353,326,512

Liabilities:
Payable for securities purchased	303,999
Advisory fees payable	194,049
Directors’ fees payable	139,609
Audit fees payable	128,978
Other fees and expenses payable	98,067

Total liabilities	864,702

Net assets	$352,461,810

Composition of Net Assets:
Paid-in capital	202,635,482
Accumulated undistributed net investment income	5,822,251
Accumulated net realized loss from investments and foreign currency transactions	(2,616,240)
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	146,620,317

Net assets	$352,461,810

Net Asset Value Per Share:
($352,461,810 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized)	$13.92

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2017

Investment Income:
Dividends (less of foreign tax withheld of $917,225)	$7,650,225

Total income	7,650,225

Expenses:
Investment advisory fees (Note 2)	1,162,460
Administration fees (Note 3)	57,419
Directors’ fees and expenses	246,296
Audit fees (Note 3)	44,082
Legal fees (Note 3)	403,941
Insurance fees	71,328
Printing and shareholder reports	50,781
Delaware franchise tax fees	45,000
Custody fees (Note 3)	20,668
Transfer agency fees (Note 3)	18,458
Miscellaneous expenses	41,205

Total expenses	2,161,638

Net investment Income	5,488,587

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	10,566,494
Foreign currency transactions	303,859

Total net realized gain (loss) from unaffiliated issuers and foreign currency transactions	10,870,353

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	44,127,928
Investments in affiliated issuers	103,261
Foreign currency and foreign currency translations	152,946

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	44,384,135

Net Realized and Unrealized Gain on Investments and Foreign Currency	55,254,488

Net Increase in Net Assets from Operations	$60,743,075

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2017[1]	For the Year Ended December 31, 2016

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,488,587	$4,177,390
Total net realized gain (loss) from unaffiliated issuers and foreign currency transactions	10,870,353	(12,470,850)
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	44,384,135	(179,478)

Net increase (decrease) in net assets from operations	60,743,075	(8,472,938)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(3,376,491)
Net realized capital gain	—	(5,784,833)

Total distributions to stockholders	—	(9,161,324)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	4,890,343
Value of shares repurchased through stock repurchase program (Note 6)	—	(3,526,346)
Value of shares repurchased through tender offer (Note 7)	(36,142,591)	—

Total increase (decrease) from capital share transactions	(36,142,591)	1,363,997

Total increase (decrease) in net assets	24,600,484	(16,270,265)

Net Assets:
Beginning of period	327,861,326	344,131,591

End of period (including accumulated net investment income of $5,822,251 and $333,664, respectively)	$352,461,810	$327,861,326

1 Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2017[1]	For the Years Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at the beginning of the period	$11.66	$12.30	$12.78	$15.46	$12.99	$11.54

Income from Investment Operations:
Net investment income[2]	0.20	0.15	0.11	0.08	0.08	0.16
Net realized and unrealized gain (loss) on investments[3]	2.03	(0.45)	0.12	(0.40)	3.45	1.42

Total from investment activities	2.23	(0.30)	0.23	(0.32)	3.53	1.58

Gain from capital share repurchases	—	0.02	—	—	0.03	—
Gain from tender offer	0.03	—	—	0.05	—	—
Capital change resulting from the issuance of fund shares	—	(0.03)	—	(0.03)	—	(0.06)

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	—	(0.12)	(0.03)	(0.04)	(0.07)	(0.06)
Distributions from net realized capital gains	—	(0.21)	(0.68)	(2.34)	(1.02)	(0.01)

Total distributions	—	(0.33)	(0.71)	(2.38)	(1.09)	(0.07)

Net asset value at end of period	$13.92	$11.66	$12.30 [4]	$12.78 [5]	$15.46 [6]	$12.99

Market value per share at the end of period	$12.70	$10.21	$10.56	$11.14	$13.95	$11.29

Total Investment Return[7,8]:
Based on market value per share	24.39%	(0.24)%	1.41%	(3.66)%	33.10%	14.17%
Based on net asset value per share	19.38%	(2.19)%	2.96%[4]	(0.27)%[5]	28.18%[6]	13.26%
Ratios to Average Net Assets[9]:
Net expenses	1.25%	1.19%	1.15%	1.41%	1.30%	1.44%
Gross expenses	1.25%	1.19%	1.15%	1.41%	1.30%	1.44%
Net investment income	3.17%	1.26%	0.81%	0.52%	0.57%	1.32%
Supplemental Data:
Net assets at end of period (000’s)	$352,462	$327,861	$344,132	$340,457	$471,888	$402,280
Average net assets during the period (000’s)	$348,619	$331,874	$368,969	$426,661	$456,196	$376,713
Portfolio turnover rate	4%	19%	23%	48%	45%	61%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights (concluded)

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[7]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.
[8]	Not annualized for periods less than one year.
[9]	Annualized for periods less than one year.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts,

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $6,867,965, or 1.9% of the Fund’s net assets at June 30, 2017, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$338,559,337	$—	$3,157,440	$—	$341,716,777
Preferred Stock	—	—	2,649,269	—	2,649,269
Limited Partnership	—	—	—	1,061,256	1,061,256

Total Investments in Securities	$338,559,337	$—	$5,806,709	$1,061,256	$345,427,302

*	Please see the Schedule of Investments for industry classifications.
**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of June 30, 2017 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at June 30, 2017	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$2,144,481	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,238,642	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	145,519	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	193,515	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	71,593	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,012,959	Market approach	Recent round of financing	N/A
Total	$5,806,709

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$2,975,080	$2,525,827	$5,500,907
Change in Unrealized Appreciation/Depreciation (a)	182,360	123,442	305,802
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of June 30, 2017	$3,157,440	$2,649,269	$5,806,709

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2017.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 49.5% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,088 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,158 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,150. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Effective October 1, 2015, JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly. Prior to October 1, 2015, Citi Fund Services Ohio, Inc. provided custodian, administration and portfolio accounting services to the Fund.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year. Due to work associated with the tender offer, the litigation described in Note 9, and the proxy contest during the period, the Fund incurred additional fees which are not expected to be recurring expenses.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	496,552	$4,890,343
Repurchased through Stock Repurchase Program (Note 6)	—	—	(348,885)	(3,526,346)
Repurchased from Tender Offer (Note 7)	(2,812,653)	(36,142,591)	—	—

Net Increase/(Decrease)	(2,812,653)	$(36,142,591)	147,667	$1,363,997

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2016 was as follows:

Ordinary Income	$3,957,518
Long-Term Capital Gains	5,203,806

Total	$9,161,324

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $4,365,642, which will be treated as arising on the first business day following the fiscal year ended December 31, 2016.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2016, the Fund had capital loss carryovers totaling $9,540,682.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$437,678
Capital Loss Carry Forward	(9,540,682)
Current Late-Year Loss Deferral and Post October Losses	(4,365,642)
Unrealized Appreciation	102,551,899

Total	$89,083,253

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2017 were $13,694,845 and $38,662,058, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 5, 2016, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2017. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the period ended June 30, 2017.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On March 22, 2017, the Fund announced a one-time cash self-tender offer (the “Offer”), which was approved by the Board. The Fund commenced the Offer on March 28, 2017 for up to 2,812,653 of its issued and outstanding shares of common stock, which represented approximately 10% of the Fund’s issued and outstanding shares as of the commencement of the Offer, at a price per share equal to 98% of the Fund’s NAV determined as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) on the business day immediately following the day the Offer expired. The Offer expired at 5:00 p.m., New York time, on April 24, 2017.

Approximately 17,795,965 shares of common stock, or approximately 63% of the Fund’s outstanding shares as of the commencement of the Offer, were properly tendered. The Fund accepted 2,812,653 shares, or approximately 15.8% of the shares tendered, on a prorated basis, for cash payment of $12.85 per share, which represented 98% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 25, 2017.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

Note 8—Capital Commitments

As of June 30, 2017, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,393,724	$145,591

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 139,425 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of June 30, 2017 was used for conversion and equaled 0.95765 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Litigation

On April 19, 2017, Full Value Partners, L.P., an affiliate of Bulldog Investors, LLC, filed a putative class action lawsuit in the Court of Chancery for the State of Delaware against the Fund and its then-current Directors (Full Value Partners, L.P. v. The Swiss Helvetia Fund, Inc., et al., C.A. No. 2017-0303-AGB). On April 20, 2017, plaintiff filed an amended complaint and an amended motion for expedited proceedings, which, following oral argument, the Court denied in full on May 2, 2017. On July 20, 2017, defendants filed a motion to dismiss plaintiff’s amended complaint. The case currently is pending before the Court.

Note 10—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2017.

On August 18, 2017, the Board met to consider the eligibility of Mr. Andrew Dakos to serve on the Board. As previously announced, Mr. Dakos did not satisfy the director qualification requirements outlined in the Fund’s By-Laws and was not eligible to be nominated and, therefore, was not seated as a Class II Director following the Annual Meeting. The Board determined, in light of Mr. Dakos’ overall experience, qualifications, attributes and skills, to waive the application of certain limited provisions of the Fund’s director qualification By-Law. As a result, Mr. Dakos was seated as a Class II Director of the Fund.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Results of Annual Meeting of Stockholders

As of May 1, 2017, the record date for the Fund’s 2017 Annual Meeting of Stockholders held on June 27, 2017, there were 25,313,872 shares of the Fund’s common stock eligible to vote. At the Meeting, a quorum was present in person or by proxy, and the Fund’s shares were voted on the proposals presented to the Fund’s stockholders as follows:

1. A.	To elect one Class I Director to serve for a two-year term until the 2019 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Approval
Fred J. Ricciardi	7,805,860	615,595	43.42%
Moritz Sell	9,252,035	303,305	51.47%

B.	To elect one Class II Director to serve for a three-year term until the 2020 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Approval
Claus Helbig	7,789,303	632,152	43.33%
Andrew Dakos	*	*	*

*	First Coast Results, Inc., the independent inspector of elections for the Annual Meeting, reported that Andrew Dakos received 9,281,647 votes “For” and 273,693 votes “Withheld”, resulting in an Approval of 51.63%.

C.	To elect one Class III Director to serve for a one-year term until the 2018 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Approval
Jean E. Hoysradt	7,809,793	611,662	43.44%
Thomas C. Mazarakis	6,741,675	2,813,665	37.50%

2.	To ratify the selection by the Board of Directors of Tait, Weller & Baker, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Approval
17,299,230	248,552	429,007	96.23%

3.	To approve an amendment to the Fund’s Certificate of Incorporation to eliminate the classification of the Fund’s Board of Directors:

Votes For	Votes Against	Abstentions	Approval
16,983,376	419,179	574,233	94.47%

4.	To approve a non-binding stockholder proposal recommending that the Fund’s Board of Directors authorize a self-tender offer for all of the outstanding common stock of the Fund:

Votes For	Votes Against	Abstentions	Approval
4,522,846	10,050,423	3,403,524	25.16%

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

5.	To approve non-binding stockholder proposals regarding the:

A.	Continuation of an amendment to the Fund’s By-Laws establishing Director qualifications:

Votes For	Votes Against	Abstentions	Approval
8,754,815	9,178,343	43,634	48.70%

B.	Continuation of an amendment to the Fund’s By-Laws requiring approval by holders of 75% of the Fund’s outstanding shares to amend by the Fund’s By-Laws:

Votes For	Votes Against	Abstentions	Approval
8,753,943	9,178,018	44,830	48.70%

The stockholder proposal to terminate the Fund’s investment advisory contracts, which was predicated in part on the approval of this non-binding tender offer proposal, was withdrawn by its proponent at the Annual Meeting. As a result, no votes were taken on that proposal.

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the Meeting or the total number of shares of the Fund outstanding.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited)

At an in-person meeting held on March 21-22, 2017, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), constituting a majority of the Fund’s Board of Directors, considered and approved a proposal to renew (i) the Investment Advisory Agreement, dated as of April 17, 2014 (the “Advisory Agreement”), between the Fund and Schroder Investment Management North America Inc. (“SIMNA”), and (ii) the Sub-Advisory Agreement, dated as of April 17, 2014, as amended as of November 1, 2015 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.” and, together with SIMNA, the “Adviser”). Prior to the meeting, counsel to the Independent Directors requested, and the Adviser provided, materials to aid the Directors in their consideration of the proposal. It was noted that the Directors meet over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Fund. In approving the continuation of the Agreements, the Directors considered all factors that they considered relevant, including the specific factors described below. The Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors considered various data and information regarding the nature, extent and quality of services provided, including, among other things, information about the background and experience of senior management and investment personnel responsible for managing the Fund. The Directors considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process and disciplined investment approach followed by those individuals in managing the Fund, including the importance of dedicated Switzerland-based portfolio managers. The Directors noted the efforts of the Adviser to proactively generate investor interest through industry conferences and shareholder outreach.

The Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. The Directors considered the Fund’s performance against the Swiss Performance Index (the “SPI) and against a list of non-U.S. funds that invest in Swiss equities in the Morningstar Category “Switzerland Large-Cap Equity (offshore territories)”, which includes two non-U.S. funds advised by the Adviser. Although the performance data included three-year, five-year and 10-year returns ended December 31, 2016, the Directors considered most relevant the total returns for the one-year, two year and 30-month periods ended December 31, 2016 due to the fact that the Adviser commenced management of the Fund effective July 1, 2014. The Directors noted that the Fund’s total return based on net asset value outperformed the SPI for each of the one year, two year and 30-month periods and that the Fund’s total return based on market price exceeded the SPI for the one year and two year periods while only slightly underperforming the SPI on a market price basis for the 30-month period. The Directors also noted that the Fund

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited) (continued)

underperformed the Adviser’s non-U.S. peer funds for these periods on a total return basis, which the Directors noted was in in contrast to last year when the Fund outperformed significantly the Adviser’s non-U.S. peer funds for the one-year period December 31, 2015 and slightly underperformed those funds for the 18-month period ended December 31, 2015. The Directors also observed that, unlike the Fund, the returns of the SPI and the peer funds were not subject to the regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act.

The Directors reviewed the information provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) showing a comparison of the Adviser’s fee rate for the Fund, as well as the Fund’s expense ratio, compared to a peer group of U.S. registered closed-end funds selected independently by Lipper having similar objectives, strategies and asset sizes as the Fund. The Directors noted that the Fund ranked in the second quintile with respect to the Adviser’s contractual fee, total expenses and non-management expenses. In this regard the Directors noted that the difference between the Fund’s total expenses as a percentage of average net assets for the year ended December 31, 2016 was only 4% more than the comparable expense rate for the peer fund with the lowest such percentage for the year ended December 31, 2016. The Directors considered that the peer non-U.S. funds advised by the Adviser had higher management fees and total expense rates for the year ended December 31, 2016, compared to the Fund. The Directors noted that the fee paid to SIMNA Ltd. is paid by SIMNA from the fee paid to it by the Fund and appears to be a reasonable sharing of the fee paid by the Fund in light of the allocation of responsibilities. The Directors noted that the Fund benefitted from the Adviser’s providing to the Fund a chief compliance officer at no additional cost to the Fund. They also noted their ongoing efforts to reduce non-management Fund expenses, including that the Fund had the benefit of a new custodian and administrator for all of 2016.

The Directors considered information regarding the profitability of the Fund’s advisory arrangements to the Adviser. The Adviser discussed the methodology utilized for determining its profitability. The Directors determined that the level of profitability did not appear inappropriate or unreasonable at this time.

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the Advisory Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that these breakpoints benefit stockholders.

The Directors considered information regarding the financial position of each of SIMNA and SIMNA Ltd. and were satisfied that they each have adequate resources to continue to perform the services required under the Agreements.

The Directors considered other benefits that the Adviser or its parent could be considered to derive from their relationship with the Fund, including the marketing value of the Fund’s performance in attracting other clients.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreements (Unaudited) (concluded)

The Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent

Directors with the assistance of independent legal counsel, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by the Adviser and, therefore, approved the continuation of the Agreements.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D.

number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including,

without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Brian A. Berris Chairman (Non-executive) Jay S. Calhoun[1,4] Director Andrew Dakos Director Jean E. Hoysradt[1,2] Director Moritz Sell[3] Director

Mark A. Hemenetz

President

Principal Executive Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer

Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Member [2] Pricing Committee Chair [3] Audit Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Proskauer Rose LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $543.3 billion in assets under management as of June 30, 2017.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Schroders The Swiss Helvetia Fund, Inc. Executive Offices 7 Bryant Park New York, NY 10018-3706 (800) 730-2932

A Swiss Instruments Fund www.swzfund.com SWZ SAR 6-30-17

THE SWISS HELVETIA FUND INC. Semiannual Report For the Six Months Ended June 30, 2017

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

On December 5, 2016, the Fund announced a stock repurchase program effective for 2017. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the period ended June 30, 2017. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in Registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By: /s/ Mark A. Hemenetz

Mark A. Hemenetz,

Principal Executive Officer

August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark A. Hemenetz

Mark A. Hemenetz,

Principal Executive Officer

August 29, 2017

By: /s/ David Marshall

David Marshall,

Treasurer and Principal Financial Officer

August 29, 2017